UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2008

SERVISFIRST BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-53149	26-0734029
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Cahaba Road, Suite 300, Birmingham, Alabama	35223
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (205) 949-0302

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition.

On October 20, 2008, ServisFirst Bancshares, Inc. (the “Company”) issued a press release announcing its operating results for the quarter and nine-month period ended September 30, 2008. A copy of the press release is attached as Exhibit 99.1.

Section 8 – Other Events

Item 8.01. Other Events

On October 17, 2008, the Company issued a press release announcing that its wholly-owned subsidiary, ServisFirst Bank (the “Bank”), opened a branch office in Dothan, Alabama in the third quarter of this year. A copy of the press release is attached as Exhibit 99.2.

The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be considered “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits	Description

	99.1	Press Release Issued October 20, 2008

	99.2	Press Release Issued October 17, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SERVISFIRST BANCSHARES, INC.

Date: October 20, 2008	By:	/s/ Thomas A. Broughton

Thomas A. Broughton III Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release Issued October 20, 2008

99.2	Press Release Issued October 17, 2008